UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2022

GOLUB CAPITAL BDC 3, INC.

(Exact name of Registrant as Specified in Its Charter)

MARYLAND	814-01244	82-2375481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, 25th Floor, New York, New York	10166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-6060

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

Kroll Bond Rating Agency, LLC (“KBRA”) issued a presale report regarding the approximately $401.75 million asset-backed securitization (the “2022 Asset-Backed Securitization”) to be completed by Golub Capital BDC 3 ABS 2022-1 LLC, a subsidiary of Golub Capital BDC 3, Inc. (the “Company”). Asset-backed securitizations are a form of secured financing incurred by a subsidiary of the Company, which is consolidated by the Company and subject to its overall asset coverage requirement. KBRA’s preliminary ratings of the 2022 Asset-Backed Securitization and the related presale report are expected to be publicly available on the website of KBRA, www.kbra.com. KBRA’s final ratings and the related new issue report are expected to be publicly available on the website of KBRA, www.kbra.com, when the securitization has closed.

The Company makes no representation or warranty regarding the completeness, accuracy or availability of the information contained in the presale reports or preliminary ratings, and you should not place undue reliance on such information. In addition, a securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. You are advised to consult any additional disclosures that the Company may file with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, for further information regarding the Company’s 2022 Asset-Backed Securitization.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Golub Capital BDC 3, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golub Capital BDC 3, Inc.

Date: January 14, 2022	By:	/s/ Christopher C. Ericson
	Name:	Christopher C. Ericson
	Title:	Chief Financial Officer